SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2010

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 SOUTH BROAD STREET, NORWICH, NEW YORK 13815
(Address of principal executive offices)

Registrant's telephone number, including area code: (607) 337-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On October 25, 2010, NBT Bancorp Inc. issued a press release describing its results of operations for the year-to-date and quarter ending September 30, 2010 and announcing a quarterly dividend of $0.20 per share to be paid on December 15, 2010 to shareholders of record on December 1, 2010. That press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01 Financial Statements and Exhibits

(d) The following is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of NBT Bancorp Inc. dated October 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.
(Registrant)

/s/ Michael J. Chewens
Michael J. Chewens
Senior Executive Vice President,
Chief Financial Officer and Corporate Secretary

Date: October 26, 2010